[Logo] M F S (R)
INVESTMENT MANAGEMENT

                               [Graphic Omitted]

               MFS(R) GLOBAL
               EQUITY FUND

               SEMIANNUAL REPORT o APRIL 30, 2001

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 32 for details
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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 26
Trustees and Officers ..................................................... 33

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

--------------------------------------------------------------------------------
   NOT FDIC INSURED              MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to four basic questions:

  1. How are my investments performing right now?

  2. How is my money being managed, over both the short and the long term?

  3. What's going on in the market, and how will that affect me?

  4. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want, and an experience customized to each investor. With the relaunch of our Web site, WWW.MFS.COM, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your four basic questions.

HOW ARE MY INVESTMENTS PERFORMING?
The most basic question investors ask is, "What is the current value of my account?" Although we've been able to answer that question by phone for some time, now you can get daily account balances more quickly and easily on our Web site and print out a detailed summary of your MFS portfolio. In fact, if you're willing to take a few minutes to register on the site, you can create a personalized "My MFS" homepage that will display your personal and retirement MFS account balances instantly whenever you log in to the site. You can also set "My MFS" to track daily price changes of up to 10 MFS mutual funds and 10 MFS annuity series on your personal homepage; you can even tell the system to alert you if the price change of any portfolio exceeds a specified amount.

If you do decide to register, you can rest assured that we will not share your information with anyone outside of MFS. The sole purpose of registration is to enable us to deliver the information you want in a faster, more personalized manner, with fewer keystrokes and mouse clicks.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

The "Products and Performance" section is another resource. Select a portfolio, and you can access information ranging from recent annual and semiannual reports to historical pricing and performance to the most recent dividend and capital gains distributions. For stock portfolios, you can also look up top holdings, largest sectors, and top country weightings. On WWW.MFS.COM, we've put together a combination of resources that we believe will allow you to form an in-depth picture of how we've managed any particular MFS portfolio over time.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY INVESTMENT PROFESSIONAL? Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched WWW.MFS.COM, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    May 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David R. Mannheim]
     David R. Mannheim

For the six months ended April 30, 2001, Class A shares of the fund provided a total return of -5.92%, Class B shares -6.24%, Class C shares -6.29%, Class I shares -5.84%, and Class J shares -6.28%. These returns, which assume the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -10.59% return over the same period for the fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index. The MSCI World Index is an unmanaged market-capitalization- weighted total return index that measures the performance of 23 developed- country global stock markets, including the United States, Canada, Europe, Australia, New Zealand, and the Far East. Complete list: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, South African gold mines, Spain, Sweden, Switzerland, the United Kingdom, and the United States. During the same period, the average global fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -11.22%.

Q. ALTHOUGH THE FUND OUTPERFORMED ITS PEERS AND ITS BENCHMARK, RETURNS WERE STILL NEGATIVE. WHY DID THAT HAPPEN?

A. Returns were negative because of the global market correction that began in March of 2000 and deepened over the period. Almost every major index around the globe showed negative returns over the past six- and 12-month periods, and many were in bear market territory. In our view, we witnessed an unwinding of unrealistically high expectations for future corporate spending and earnings growth. This was particularly evident in the technology and telecommunications sectors, where there had been a rush to participate in what investors often viewed as a new Internet economy.

    Although we had avoided companies whose valuations (stock prices in relation to earnings) we felt were excessive, our investments were also affected as the market retreated. We believe that the market in many cases failed to distinguish between companies with strong long-term businesses from those that were poorly conceived. The good news is that, in our opinion, this correction represents a return to more normal expectations for corporate earnings growth; we believe that is healthy for the market over the long term. We also believe that when the market does recover, investors may favor many of the high-quality companies in our portfolio at the end of the period.

Q.  GIVEN THAT BACKDROP, WHY DID THE FUND OUTPERFORM ON A RELATIVE BASIS?

A. We think our performance was a result of our basic strategy: individual stockpicking based on bottom-up MFS Original Research(R) combined with diversification among sectors. Simply put, we think we picked some better stocks than our peers, and we avoided being too concentrated in poor-performing sectors.

    We believe in having a diversified portfolio, so we have tended not to have large concentrations in any one area of the market. If one sector performs spectacularly, as technology did in 1998 and 1999, we may not perform as strongly as some other global funds that may have large concentrations in one sector -- but we feel our approach also protects us somewhat if a sector sinks dramatically, as technology did recently. Over the long term, we believe our strategy may allow us to outperform, on a risk-adjusted basis, in both up and down markets.

Q.  IN WHAT AREAS HAVE YOU FOUND INVESTMENT OPPORTUNITIES?

A. We think one of the strengths of MFS(R) is that our worldwide team of analysts has been able to uncover opportunities in a global downturn. Our holdings in the industrial gas industry, to which we have largely added since the beginning of 2001, offer an example. The fund has positions in what our research indicates are the global leaders in the business: BOC Group in the United Kingdom, L'Air Liquide in France, and Praxair as well as Air Products and Chemicals in the United States. These firms service the health care field as well as most types of manufacturing, from autos to semiconductors, so they tend to have a wide and varied customer base. Historically, that variety of customers has tended to make the industrial gas business somewhat more stable during swings in the economy such as we are currently experiencing.

    Last year, however, these firms were out of favor with the market and were selling at what we thought were relatively low valuations -- not because of problems with company fundamentals but because their rather steady earnings growth rates in the low teens seemed less attractive than the dazzling growth of technology companies. In fact, we think the fundamentals of most of the industrial gas companies have improved, as the firms are completing a period of capital investment that has made their businesses stronger. And, in the wake of the global meltdown in high-growth technology stocks, the market appears to us to be recognizing the value of more moderate but perhaps more dependable earnings growth.

    Syngenta, one of the fund's largest holdings, is another example of an opportunity that we feel initially was unappreciated by the market. Syngenta is a Swiss company formed in November of 2000 by the spinoff of the agricultural chemical divisions of two European pharmaceutical giants, Novartis and AstraZeneca. Both firms had strong ag-chemical divisions but felt they wanted to concentrate on their core health care businesses.

    Most of Syngenta's initial shares were spun off to existing Novartis and AstraZeneca shareholders, including our fund. But what happened, in our view, was that many shareholders wanted to own a pharmaceutical stock and had little interest in -- or knowledge of -- the agricultural chemical business. In addition, the ag-chemical business cycle had been depressed for two to three years. The result was that many initial recipients sold off their shares, and Syngenta's stock price dropped after the spinoff.

    Having researched the firm and the industry, we saw that as a buying opportunity. We believe the combination of the Novartis and AstraZeneca divisions has huge potential from internal cost-cutting alone, which we think may generate significant growth in earnings and cash flow over the next couple of years. And we think that at some point the agricultural economic cycle will also turn favorable, giving the stock additional upside potential.

Q.  COULD YOU DISCUSS YOUR OUTLOOK FOR THE MARKET AND FOR THE FUND?

A. Looking at the market as a whole, we feel we're a lot closer to a "normal" market than we were six or 12 months ago. A lot of the excessively high stock valuations appear to have been wrung out of the market, and we think the worst of the pain may be over. But we think it's important for investors to understand that normal returns, by historical standards, are not what we became used to in the late 1990s. Looking at the long term, normal corporate earnings growth and normal stock market returns have averaged out to high single digits or low double digits, and investors may need to get used to that again.

    That said, we believe the portfolio may be positioned to deliver competitive returns going forward. We believe we've paid below-average prices for what we think may be above-average earnings growth potential, and we think that positions us well for the future.

/s/ David R. Mannheim

    David R. Mannheim
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

   DAVID R. MANNHEIM IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) (MFS(R)) AND DIRECTOR OF INTERNATIONAL EQUITY PORTFOLIO MANAGEMENT. HE IS PORTFOLIO MANAGER OF THE GLOBAL EQUITY AND
   INTERNATIONAL EQUITY PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, INSTITUTIONAL ACCOUNTS, AND OFFSHORE FUNDS.

   DAVID JOINED MFS IN 1988 AND WAS NAMED VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992, SENIOR VICE PRESIDENT IN 1997, AND DIRECTOR OF INTERNATIONAL EQUITY PORTFOLIO MANAGEMENT IN 1999. HE IS A GRADUATE OF AMHERST COLLEGE AND THE MIT'S SLOAN SCHOOL OF MANAGEMENT.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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-------------------------------------------------------------------------------
   FUND FACTS
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  OBJECTIVE:                      SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:          DECEMBER 29, 1986

  CLASS INCEPTION:                CLASS A  SEPTEMBER 7, 1993
                                  CLASS B  DECEMBER 29, 1986
                                  CLASS C  JANUARY 3, 1994
                                  CLASS I  JANUARY 2, 1997
                                  CLASS J  JULY 7, 1999

  SIZE:                           $749.1 MILLION NET ASSETS AS OF APRIL 30, 2001

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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH APRIL 30, 2001

CLASS A
                                                     6 Months       1 Year      3 Years      5 Years      10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -5.92%      - 9.17%       +8.50%      +59.35%      +178.69%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                                 --        - 9.17%       +2.76%      + 9.77%      + 10.79%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                                 --        -14.39%       +0.75%      + 8.47%      + 10.14%
------------------------------------------------------------------------------------------------------------------

CLASS B
                                                     6 Months       1 Year      3 Years      5 Years      10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -6.24%      - 9.85%       +6.05%      +53.42%      +161.22%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                                 --        - 9.85%       +1.98%      + 8.94%      + 10.08%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                                 --        -13.24%       +1.12%      + 8.65%      + 10.08%
------------------------------------------------------------------------------------------------------------------

CLASS C
                                                     6 Months       1 Year      3 Years      5 Years      10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -6.29%      - 9.87%       +6.01%      +53.36%      +161.73%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                                 --        - 9.87%       +1.96%      + 8.93%      + 10.10%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                                 --        -10.71%       +1.96%      + 8.93%      + 10.10%
------------------------------------------------------------------------------------------------------------------

CLASS I
                                                     6 Months       1 Year      3 Years      5 Years      10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -5.84%      - 9.00%       +9.24%      +60.23%      +172.82%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                                 --        - 9.00%       +2.99%      + 9.89%      + 10.56%
------------------------------------------------------------------------------------------------------------------

CLASS J
                                                     6 Months       1 Year      3 Years      5 Years      10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -6.28%      - 9.83%       +6.30%      +53.79%      +161.84%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                                 --        - 9.83%       +2.06%      + 8.99%      + 10.10%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                                 --        -12.53%       +1.03%      + 8.33%      +  9.77%
------------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class J Share Performance Including Sales Charge takes into account the deduction of the maximum 3.00% sales charge. Class J shares are only available to certain Japanese investors.

Class A, C, I, and J share performance include the performance of the fund's Class B shares for periods prior to their inception (blended performance). Class A and J blended performance has been adjusted to take into account the initial sales charge (load) applicable to Class A and J shares rather than the CDSC applicable to Class B shares. Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. Class I blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses for Class A, I, and J shares are lower than those of Class B shares, the blended Class A, I, and J share performance is lower than it would have been had Class A, I, and J shares been offered for the entire period. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 2001

FIVE LARGEST STOCK SECTORS

                FINANCIAL SERVICES                 16.8%
                HEALTH CARE                        14.6%
                UTILITIES & COMMUNICATIONS         13.9%
                BASIC MATERIALS                    10.6%
                TECHNOLOGY                          8.6%

TOP 10 STOCK HOLDINGS

DIAGEO PLC   2.6%                    NTT DOCOMO, INC.  2.3%
U.K.-headquartered food and          Japanese telecommunications company
beverage conglomerate
                                     THE ST. PAUL COS., INC.  2.1%
NOVARTIS AG  2.6%                    U.S. insurance company
Swiss pharmaceutical firm
                                     CANON, INC.  2.1%
SYNGENTA AG  2.6%                    Japanese office equipment and imaging
Swiss agricultural chemical firm     company

AKZO NOBEL N.V.  2.4%                CONOCO, INC.  1.9%
Diversified Dutch pharmaceutical     U.S. oil and natural gas producer, refiner,
and chemical company                 and distributor

VODAFONE GROUP PLC  2.4%             INTERNATIONAL BUSINESS MACHINES CORP.  1.9%
U.K. telecommunications company      U.S.-based computer and business equipment
                                     company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- April 30, 2001

Stocks - 94.8%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 58.5%
  Australia - 1.5%
    QBE Insurance Group Ltd. (Insurance)*                             1,908,495             $ 10,996,499
--------------------------------------------------------------------------------------------------------
  Bermuda - 0.1%
    FLAG Telecom Holdings Ltd. (Telecommunications)*                     84,030             $    525,188
--------------------------------------------------------------------------------------------------------
  Brazil - 0.8%
    Embraer Aircraft Corp., ADR (Aerospace and Defense)                 132,090             $  5,918,953
--------------------------------------------------------------------------------------------------------
  Canada - 3.4%
    Anderson Exploration Ltd. (Oils)*                                   249,600             $  5,689,352
    AT&T Canada, Inc. (Telecommunications)*                             104,670                3,170,454
    BCE, Inc. (Telecommunications)                                      331,899                8,298,016
    Canadian National Railway Co. (Railroads)                           201,453                7,975,524
                                                                                            ------------
                                                                                            $ 25,133,346
--------------------------------------------------------------------------------------------------------
  Denmark - 0.9%
    Danske Bank (Banks and Credit Cos.)                                 412,000             $  6,636,787
--------------------------------------------------------------------------------------------------------
  France - 8.6%
    ALSTOM (Transportation)                                             127,480             $  3,674,929
    Aventis S.A. (Pharmaceuticals)                                       68,050                5,269,457
    Bouygues S.A. (Construction)*                                       169,050                7,230,460
    Groupe Danone (Food and Beverage Products)*                          51,600                6,705,186
    L'Air Liquide S.A. (Industrial Gases)                                62,300                9,383,163
    Sanofi-Synthelabo S.A. (Pharmaceuticals)                            206,460               12,379,586
    Technip S.A. (Construction)                                          62,240                9,688,805
    Total Fina Elf S.A., "B" (Oils)                                      65,480                9,757,565
                                                                                            ------------
                                                                                            $ 64,089,151
--------------------------------------------------------------------------------------------------------
  Israel - 0.3%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                              29,700             $  1,863,081
    Partner Communications Co. Ltd., ADR (Cellular
      Telephones)*                                                      178,200                  769,824
                                                                                            ------------
                                                                                            $  2,632,905
--------------------------------------------------------------------------------------------------------
  Japan - 12.3%
    Canon, Inc. (Special Products and Services)                         373,000             $ 14,643,435
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)                    609,000                9,045,775
    Fast Retailing Co. (Retail)                                          43,000                9,282,904
    Hitachi Ltd. (Electronics)                                          562,000                5,449,862
    Honda Motor Co., Ltd. (Automotive)                                  141,000                5,672,414
    NTT DoCoMo, Inc. (Telecommunications)                                   801               16,468,674
    Ono Pharmaceutical Co., Ltd. (Pharmaceuticals)                      116,000                4,159,624
    Shionogi & Co., Ltd. (Pharmaceuticals)                              310,000                5,457,747
    Sony Corp. (Electronics)                                             82,500                6,170,471
    Sumitomo Electric Industries, Ltd. (Electronics)                    299,000                3,698,171
    The Nikko Securities Co., Ltd. (Finance)                            424,000                3,603,691
    Tokyo Broadcasting System, Inc. (Entertainment)                     371,000                8,318,520
                                                                                            ------------
                                                                                            $ 91,971,288
--------------------------------------------------------------------------------------------------------
  Netherlands - 7.0%
    Akzo Nobel N.V. (Chemicals)                                         411,400             $ 17,132,605
    Elsevier N.V. (Publishing)                                          775,480               10,613,534
    ING Groep N.V. (Financial Services)                                  52,592                3,590,581
    Koninklijke Philips Electronics N.V. (Electronics)                  171,094                5,024,785
    KPN N.V. (Telecommunications)*                                      118,555                1,449,081
    Libertel N.V. (Cellular Telecommunications)*                        596,607                5,900,471
    Royal Dutch Petroleum Co. (Oils)                                    151,320                9,046,482
                                                                                            ------------
                                                                                            $ 52,757,539
--------------------------------------------------------------------------------------------------------
  Portugal - 0.5%
    Telecel Comunicacoes Pessoais, S.A. (Cellular
      Telecommunications)*                                              367,180             $  4,077,621
--------------------------------------------------------------------------------------------------------
  Singapore - 2.2%
    DBS Group Holdings Ltd. (Financial Services)                        822,000             $  7,179,236
    Overseas Union Bank Ltd. (Banks and Credit Cos.)                  2,396,332                9,345,761
                                                                                            ------------
                                                                                            $ 16,524,997
--------------------------------------------------------------------------------------------------------
  Spain - 1.6%
    Centros Comerciales Carrefour S.A. (Retail)                         311,300             $  4,691,330
    Iberdrola S.A. (Utilities - Electric)                               517,200                7,629,117
                                                                                            ------------
                                                                                            $ 12,320,447
--------------------------------------------------------------------------------------------------------
  Sweden - 1.5%
    Saab AB, "B" (Aerospace)                                          1,357,159             $ 11,319,588
--------------------------------------------------------------------------------------------------------
  Switzerland - 5.5%
    Novartis AG (Pharmaceuticals)                                        11,800             $ 18,340,136
    Syngenta AG (Chemicals)*                                            357,531               18,117,707
    Synthes-Stratec, Inc. (Medical and Health Products)*                  7,901                4,701,095
                                                                                            ------------
                                                                                            $ 41,158,938
--------------------------------------------------------------------------------------------------------
  United Kingdom - 12.3%
    AstraZeneca Group PLC (Pharmaceuticals)                              50,384             $  2,359,216
    Bank of Scotland (Banks and Credit Cos.)*                           627,700                7,207,813
    Boc Group, Inc. (Industrial Gases)                                  377,500                5,549,399
    Capital Radio PLC (Broadcasting)                                    156,380                1,944,539
    CGNU PLC (Insurance)*                                               382,273                5,302,506
    Diageo PLC (Food and Beverage Products)*                          1,747,102               18,362,908
    HSBC Holdings PLC* (Banks and Credit Cos.)*                         294,597                3,879,929
    NDS Group PLC, ADR (Electronics)*                                     9,840                  369,000
    Next PLC (Retail)                                                   747,540                9,781,183
    Reckitt Benckiser PLC (Consumer Goods and Services)                 651,730                8,886,367
    Royal Bank of Scotland PLC (Banks and Credit Cos.)*                 163,684                3,789,561
    Standard Chartered PLC (Banks)                                      570,918                8,082,483
    Vodafone Group PLC (Telecommunications)*                          5,573,445               16,916,374
                                                                                            ------------
                                                                                            $ 92,431,278
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $438,494,525
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 36.3%
  Aerospace - 1.0%
    Boeing Co.                                                          120,760             $  7,462,968
--------------------------------------------------------------------------------------------------------
  Biotechnology - 0.3%
    Pharmacia Corp.                                                      43,690             $  2,283,239
--------------------------------------------------------------------------------------------------------
  Business Machines - 2.3%
    Hewlett-Packard Co.                                                 130,180             $  3,701,017
    International Business Machines Corp.                               119,030               13,705,114
                                                                                            ------------
                                                                                            $ 17,406,131
--------------------------------------------------------------------------------------------------------
  Business Services - 0.6%
    Computer Sciences Corp.*                                            103,090             $  3,673,097
    United Parcel Service, Inc.                                          18,640                1,070,868
                                                                                            ------------
                                                                                            $  4,743,965
--------------------------------------------------------------------------------------------------------
  Cellular Phones - 2.3%
    Sprint Corp. (PCS Group)*                                           523,730             $ 13,423,200
    Voicestream Wireless Corp.                                           34,787                3,652,635
                                                                                            ------------
                                                                                            $ 17,075,835
--------------------------------------------------------------------------------------------------------
  Chemicals - 1.2%
    Praxair, Inc.                                                       193,500             $  9,158,355
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.1%
    Compaq Computer Corp.                                               471,850             $  8,257,375
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.3%
    Computer Associates International, Inc.                              69,640             $  2,241,712
--------------------------------------------------------------------------------------------------------
  Entertainment - 1.8%
    Viacom, Inc., "B"*                                                  263,000             $ 13,691,780
--------------------------------------------------------------------------------------------------------
  Financial Services - 0.9%
    John Hancock Financial Services, Inc.                               177,000             $  6,575,550
--------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.6%
    Quaker Oats Co.                                                      44,300             $  4,297,100
--------------------------------------------------------------------------------------------------------
  Gas - 1.0%
    Air Products & Chemicals, Inc.                                      175,900             $  7,561,941
--------------------------------------------------------------------------------------------------------
  Insurance - 6.2%
    CIGNA Corp.                                                          99,710             $ 10,639,057
    Hartford Financial Services Group, Inc.                              85,950                5,337,495
    Marsh & McLennan Cos., Inc.                                          36,550                3,524,882
    MetLife, Inc.                                                       241,990                7,017,710
    The St. Paul Cos., Inc.                                             335,900               15,149,090
    UnumProvident Corp.                                                 158,400                4,737,744
                                                                                            ------------
                                                                                            $ 46,405,978
--------------------------------------------------------------------------------------------------------
  Machinery - 1.2%
    Deere & Co., Inc.                                                   222,330             $  9,131,093
--------------------------------------------------------------------------------------------------------
  Manufacturing - 1.1%
    Rohm & Haas Co.                                                     241,900             $  8,314,103
--------------------------------------------------------------------------------------------------------
  Medical & Health Products - 2.6%
    American Home Products Corp.                                        227,260             $ 13,124,265
    Eli Lilly & Co.                                                      78,298                6,655,330
                                                                                            ------------
                                                                                            $ 19,779,595
--------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.2%
    IMS Health, Inc.                                                    328,100             $  9,006,345
--------------------------------------------------------------------------------------------------------
  Oil Services - 0.9%
    Schlumberger Ltd.                                                    96,200             $  6,378,060
--------------------------------------------------------------------------------------------------------
  Oils - 3.7%
    Conoco, Inc., "A"                                                   454,530             $ 13,767,714
    EOG Resources, Inc.                                                 111,900                5,191,041
    Santa Fe International Corp.                                        220,840                8,391,920
                                                                                            ------------
                                                                                            $ 27,350,675
--------------------------------------------------------------------------------------------------------
  Retail - 1.2%
    BJ's Wholesale Club, Inc.*                                           74,900             $  3,392,970
    CVS Corp.                                                            93,100                5,488,245
                                                                                            ------------
                                                                                            $  8,881,215
--------------------------------------------------------------------------------------------------------
  Supermarket - 1.8%
    Safeway, Inc.*                                                      242,630             $ 13,174,809
--------------------------------------------------------------------------------------------------------
  Telecommunications - 2.2%
    BroadWing, Inc.*                                                    140,620             $  3,487,376
    NTL, Inc.*                                                          211,622                6,156,084
    Verizon Communications, Inc.                                        121,472                6,689,463
                                                                                            ------------
                                                                                            $ 16,332,923
--------------------------------------------------------------------------------------------------------
  Transportation - 0.8%
    Fedex Corp.*                                                        145,500             $  6,121,185
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $271,631,932
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $657,425,899)                                              $710,126,457
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 4.1%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 5/01/01                        $   1,393             $  1,393,000
    American General Finance Corp., due 5/01/01                             569                  569,000
    Cargill, Inc., due 5/01/01                                            2,246                2,246,000
    Citigroup, Inc., due 5/01/01                                          3,097                3,097,000
    Dow Chemical Co., due 5/01/01                                         1,251                1,251,000
    General Electric Capital Corp., due 5/01/01                           6,047                6,047,000
    Prudential Funding Corp., due 5/01/01                                 1,526                1,526,000
    Societe Generale Time Deposit, due 5/01/01                            6,408                6,408,000
    UBS Finance, Inc., due 5/01/01 - 5/11/01                              8,501                8,493,962
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                             $ 31,030,962
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.3%
--------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 04/30/01, due 05/01/01, total to
      be received $1,821,000 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account) at Cost                                 $   1,821             $  1,821,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $690,277,861)                                           $742,978,419

Other Assets, Less Liabilities - 0.8%                                                          6,100,461
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $749,078,880
--------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
APRIL 30, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $690,277,861)            $742,978,419
  Investments of cash collateral for securities loaned, at
    identified cost and value                                        96,952,320
  Cash                                                                      342
  Foreign currency, at value (identified cost, $3,701)                    3,667
  Receivable for fund shares sold                                       718,287
  Receivable for investments sold                                     8,135,196
  Dividends and interest receivable                                   1,791,216
  Other assets                                                            6,539
                                                                   ------------
      Total assets                                                 $850,585,986
                                                                   ------------
Liabilities:
  Payable for fund shares reacquired                               $  1,681,567
  Payable for investments purchased                                   2,375,677
  Collateral for securities loaned, at value                         96,952,320
  Payable to affiliates -
    Management fee                                                       60,650
    Shareholder servicing agent fee                                       6,157
    Distribution and service fee                                         36,581
    Administrative fee                                                    1,085
  Accrued expenses and other liabilities                                393,069
                                                                   ------------
      Total liabilities                                            $101,507,106
                                                                   ------------
Net assets                                                         $749,078,880
                                                                   ============

Net assets consist of:
  Paid-in capital                                                  $715,538,895
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     52,668,532
  Accumulated undistributed net realized loss on
    investments and foreign currency transactions                   (17,284,232)
  Accumulated net investment loss                                    (1,844,315)
                                                                   ------------
      Total                                                        $749,078,880
                                                                   ============
Shares of beneficial interest outstanding                           37,545,117
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $408,014,980 / 20,310,989 shares of
    beneficial interest outstanding)                                  $20.09
                                                                      ======
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                        $21.32
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $271,196,345 / 13,658,606 shares of
    beneficial interest outstanding)                                  $19.86
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $50,912,844 / 2,611,466 shares of
    beneficial interest outstanding)                                  $19.50
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $2,286,533 / 113,183 shares of
    beneficial interest outstanding)                                  $20.20
                                                                      ======
Class J shares:
  Net asset value and redemption price per share
    (net assets of $16,668,178 / 850,873 shares of
    beneficial interest outstanding)                                  $19.59
                                                                      ======
  Offering price per share (100 / 97 of net asset value per
    share)                                                            $20.20
                                                                      ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2001
-------------------------------------------------------------------------------

Net investment income (loss):
  Income -
    Dividends                                                      $  4,772,751
    Interest                                                          1,187,189
    Foreign taxes withheld                                             (440,035)
                                                                   ------------
      Total investment income                                      $  5,519,905
                                                                   ------------
  Expenses -
    Management fee                                                 $  3,806,676
    Trustees' compensation                                               13,176
    Shareholder servicing agent fee                                     380,668
    Distribution and service fee (Class A)                              512,723
    Distribution and service fee (Class B)                            1,394,864
    Distribution and service fee (Class C)                              260,963
    Distribution and service fee (Class J)                               84,443
    Administrative fee                                                   45,427
    Custodian fee                                                       274,184
    Printing                                                            108,455
    Postage                                                              80,134
    Auditing fees                                                        17,073
    Legal fees                                                           15,556
    Miscellaneous                                                       366,369
                                                                   ------------
      Total expenses                                               $  7,360,711
    Fees paid indirectly                                                (79,613)
                                                                   ------------
      Net expenses                                                 $  7,281,098
                                                                   ------------
        Net investment loss                                        $ (1,761,193)
                                                                   ------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
      Investment transactions                                      $(15,885,234)
      Foreign currency transactions                                     (39,965)
                                                                   ------------
        Net realized loss on investments and foreign currency
          transactions                                             $(15,925,199)
                                                                   ------------
  Change in unrealized depreciation -
      Investments                                                  $(31,299,077)
      Translation of assets and liabilities in foreign currencies        38,095
                                                                   ------------
        Net unrealized loss on investments and foreign currency
          translation                                              $(31,260,982)
                                                                   ------------
         Net realized and unrealized loss on investments and
           foreign currency                                        $(47,186,181)
                                                                   ------------
          Decrease in net assets from operations                   $(48,947,374)
                                                                   ============
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED                     YEAR ENDED
                                                                 APRIL 30, 2001               OCTOBER 31, 2000
                                                                    (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                             $ (1,761,193)                  $   (532,542)
  Net realized gain (loss) on investments and foreign
    currency transactions                                          (15,925,199)                    74,942,459
  Net unrealized loss on investments and foreign currency
    translation                                                    (31,260,982)                    (3,401,351)
                                                                  ------------                   ------------
    Increase (decrease) in net assets from operations             $(48,947,374)                  $ 71,008,566
                                                                  ------------                   ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                               $(28,285,269)                  $(32,586,148)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                (17,260,185)                   (22,543,774)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                 (3,286,735)                    (3,859,326)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                   (153,000)                       (68,983)
  From net realized gain on investments and foreign
    currency transactions (Class J)                                 (1,292,729)                      (122,290)
                                                                  ------------                   ------------
    Total distributions declared to shareholders                  $(50,277,918)                  $(59,180,521)
                                                                  ------------                   ------------
Net increase in net assets from fund share transactions           $ 16,400,526                   $ 99,063,564
                                                                  ------------                   ------------
      Total increase (decrease) in net assets                     $(82,824,766)                  $110,891,609
Net assets:
  At beginning of period                                           831,903,646                    721,012,037
                                                                  ------------                   ------------
At end of period (including accumulated distributions in
  excess of net investment income of $1,844,315 and $83,122,
  respectively)                                                   $749,078,880                   $831,903,646
                                                                  ============                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                             SIX MONTHS ENDED        -------------------------------------------------------------------------
                               APRIL 30, 2001              2000             1999             1998           1997          1996
                                  (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                      CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                               $22.88            $22.50           $20.35           $20.09         $18.45        $16.68
                                       ------            ------           ------           ------         ------        ------
Income from investment operations# -
  Net investment income (loss)         $(0.01)           $ 0.07           $ --             $ 0.06         $ 0.08        $ 0.07
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                (1.30)             2.24             3.14             1.35           3.49          2.60
                                       ------            ------           ------           ------         ------        ------
      Total from investment
        operations                     $(1.31)           $ 2.31           $ 3.14           $ 1.41         $ 3.57        $ 2.67
                                       ------            ------           ------           ------         ------        ------

Less distributions declared to shareholders -
  From net investment income           $ --              $ --             $ --             $(0.11)        $ --          $ --
  From net realized gain on
    investments and foreign
    currency transactions               (1.48)            (1.93)           (0.99)           (1.04)         (1.93)        (0.90)
                                       ------            ------           ------           ------         ------        ------
      Total distributions
        declared to shareholders       $(1.48)           $(1.93)          $(0.99)          $(1.15)        $(1.93)       $(0.90)
                                       ------            ------           ------           ------         ------        ------
Net asset value - end of period        $20.09            $22.88           $22.50           $20.35         $20.09        $18.45
                                       ======            ======           ======           ======         ======        ======
Total return(+)                         (5.92)%++         10.39%           15.82%            7.46%         20.81%        16.72%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                             1.59%+            1.55%            1.59%            1.60%          1.63%         1.65%
  Net investment income (loss)          (0.12)%+           0.28%            0.00%            0.28%          0.42%         0.38%
Portfolio turnover                         38%               84%              92%              64%            65%           83%
Net assets at end of period
  (000 Omitted)                      $408,015          $450,481         $384,436         $280,454       $167,390       $94,909

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                            SIX MONTHS ENDED        --------------------------------------------------------------------------
                              APRIL 30, 2001              2000             1999             1998           1997           1996
                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                              $22.52            $22.17           $20.21           $19.97         $18.36         $16.55
                                      ------            ------           ------           ------         ------         ------
Income from investment operations# -
  Net investment loss                 $(0.09)           $(0.11)          $(0.09)          $(0.11)        $(0.07)        $(0.08)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency               (1.27)             2.21             3.04             1.39           3.46           2.60
                                      ------            ------           ------           ------         ------         ------
      Total from investment
        operations                    $(1.36)           $ 2.10           $ 2.95           $ 1.28         $ 3.39         $ 2.52
                                      ------            ------           ------           ------         ------         ------

Less distributions declared to shareholders
  from net realized gain on investments
  and foreign currency
transactions                          $(1.30)           $(1.75)          $(0.99)          $(1.04)        $(1.78)        $(0.71)
                                      ------            ------           ------           ------         ------         ------
Net asset value - end of period       $19.86            $22.52           $22.17           $20.21         $19.97         $18.36
                                      ======            ======           ======           ======         ======         ======
Total return                           (6.24)%++          9.60%           14.90%            6.75%         19.74%         15.75%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                            2.34%+            2.30%            2.34%            2.35%          2.39%          2.45%
  Net investment loss                  (0.87)%+          (0.46)%          (0.76)%          (0.51)%        (0.36)%        (0.44)%
Portfolio turnover                        38%               84%              92%              64%            65%            83%
Net assets at end of period
  (000 Omitted)                     $271,196          $301,816         $287,700         $267,886       $253,354       $182,139

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                 SIX MONTHS ENDED        ---------------------------------------------------------------------
                                   APRIL 30, 2001             2000            1999            1998          1997          1996
                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                          CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $22.16           $21.89          $19.97          $19.78        $18.24        $16.53
                                           ------           ------          ------          ------        ------        ------
Income from investment operations# -
  Net investment loss                      $(0.09)          $(0.11)         $(0.16)         $(0.10)       $(0.06)       $(0.06)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                (1.25)            2.18            3.07            1.34          3.44          2.57
                                           ------           ------          ------          ------        ------        ------
      Total from investment
        operations                         $(1.34)          $ 2.07          $ 2.91          $ 1.24        $ 3.38        $ 2.51
                                           ------           ------          ------          ------        ------        ------

Less distributions declared to shareholders -
  From net investment income               $ --             $ --            $ --            $(0.01)       $ --          $ --
  From net realized gain on
    investments and foreign currency
    transactions                            (1.32)           (1.80)          (0.99)          (1.04)        (1.84)        (0.80)
                                           ------           ------          ------          ------        ------        ------
      Total distributions declared to
        shareholders                       $(1.32)          $(1.80)         $(0.99)         $(1.05)       $(1.84)       $(0.80)
                                           ------           ------          ------          ------        ------        ------
Net asset value - end of period            $19.50           $22.16          $21.89          $19.97        $19.78        $18.24
                                           ======           ======          ======          ======        ======        ======
Total return                                (6.29)%++         9.62%          14.88%           6.64%        19.86%        15.82%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                 2.34%+           2.30%           2.34%           2.35%         2.36%         2.39%
  Net investment loss                       (0.87)%+         (0.47)%         (0.76)%         (0.50)%       (0.33)%       (0.34)%
Portfolio turnover                             38%              84%             92%             64%           65%           83%
Net assets at end of period (000
  Omitted)                                $50,913          $56,755         $47,335         $29,123       $16,658        $7,503

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,                   PERIOD ENDED
                                     SIX MONTHS ENDED        ------------------------------------------           OCTOBER 31,
                                       APRIL 30, 2001              2000            1999            1998                 1997*
                                          (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                              CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period          $23.04            $22.63          $20.42          $20.14                $17.57
                                               ------            ------          ------          ------                ------
Income from investment operations# -
  Net investment income                        $ 0.01            $ 0.10          $ 0.06          $ 0.11                $ 0.13
  Net realized and unrealized gain (loss)
    on investments and foreign currency         (1.31)             2.28            3.14            1.37                  2.44
                                               ------            ------          ------          ------                ------
      Total from investment operations         $(1.30)           $ 2.38          $ 3.20          $ 1.48                $ 2.57
                                               ------            ------          ------          ------                ------

Less distributions declared to shareholders -
  From net investment income                   $ --              $ --            $ --            $(0.16)               $ --
  From net realized gain on investments
    and foreign currency transactions           (1.54)            (1.97)          (0.99)          (1.04)                 --
                                               ------            ------          ------          ------                ------
      Total distributions declared to
        shareholders                           $(1.54)           $(1.97)         $(0.99)         $(1.20)               $ --
                                               ------            ------          ------          ------                ------
Net asset value - end of period                $20.20            $23.04          $22.63          $20.42                $20.14
                                               ======            ======          ======          ======                ======
Total return                                    (5.84)%++         10.73%          16.02%           7.78%                14.63%++
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                     1.34%+            1.30%           1.34%           1.35%                 1.38%+
  Net investment income                          0.14%+            0.41%           0.26%           0.51%                 0.77%+
Portfolio turnover                                 38%               84%             92%             64%                   65%
Net assets at end of period (000 Omitted)      $2,287            $2,312            $817            $599                  $472

 * For the period from the inception of Class I shares, January 2, 1997, through October 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED                  YEAR ENDED                PERIOD ENDED
                                                      APRIL 30, 2001            OCTOBER 31, 2000           OCTOBER 31, 1999*
                                                         (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                             CLASS J
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                         $22.36                      $22.21                      $22.58
                                                              ------                      ------                      ------
Income from investment operations# -
  Net investment loss                                         $(0.08)                     $(0.06)                     $(0.10)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                           (1.27)                       2.19                       (0.27)
                                                              ------                      ------                      ------
      Total from investment operations                        $(1.35)                     $ 2.13                      $(0.37)
                                                              ------                      ------                      ------
Less distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions                                                $(1.42)                     $(1.98)                     $ --
                                                              ------                      ------                      ------
Net asset value - end of period                               $19.59                      $22.36                      $22.21
                                                              ======                      ======                      ======
Total return(+)                                                (6.28)%++                    9.55%                      (1.55)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                    2.29%+                      2.25%                       2.37%+
  Net investment loss                                          (0.83)%+                    (0.27)%                     (1.34)%+
Portfolio turnover                                                38%                         84%                         92%
Net assets at end of period (000 Omitted)                    $16,668                     $20,540                        $724

  * For the period from the inception of Class J shares, July 7, 1999, through October 31, 1999.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class J shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Global Equity Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - Chase Manhattan Bank ("Chase"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At April 30, 2001, the value of securities loaned was $92,083,453. These loans were collateralized by cash of $96,952,320 which was invested in the following short-term obligations:

                                              PRINCIPAL          AMORTIZED COST
                                                 AMOUNT               AND VALUE
-------------------------------------------------------------------------------
Salomon Smith Barney, Inc. 2001              96,952,320             $96,952,320

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

          First $1 billion of average net assets               1.00%
          Next $1.5 billion of average net assets              0.85%
          Average net assets in excess of $2.5 billion         0.75%

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $6,052 for the six months ended April 30, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $44,831 for the six months ended April 30, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $23,452 for the six months ended April 30, 2001. Fees incurred under the distribution plan during the six months ended April 30, 2001, were 0.10% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $14,010 and $302 for Class B and Class C shares, respectively, for the six months ended April 30, 2001. Fees incurred under the distribution plan during the six months ended April 30, 2001 were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.70% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class J shares. Class J shares are available for distribution through The Fuji Bank, Ltd. ("Fuji Bank") and its network of financial intermediaries. Fuji Bank also serves as the fund's agent securities company in Japan, and in that capacity represents the fund before Japanese regulatory authorities. MFD will pay to Fuji Bank all of the service fee and all of the distribution fee attributable to Class J shares. A portion of the distribution fee equal to 0.05% per annum of the funds average daily net assets attributable to Class J shares is paid to Fuji Bank to cover its services as the fund's agent securities company. Fees incurred under the distribution plan during the six months ended April 30, 2001 were 0.95% of average daily net assets attributable to Class J shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended April 30, 2001, were $17,108, $161,701, and $5,382 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $281,949,748 and $312,835,645, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $690,277,861
                                                                 ------------
Gross unrealized appreciation                                    $103,793,756
Gross unrealized depreciation                                     (51,093,198)
                                                                 ------------
    Net unrealized appreciation                                  $ 52,700,558
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                    SIX MONTHS ENDED APRIL 30, 2001           YEAR ENDED OCTOBER 31, 2000
                                   --------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           7,543,261       $ 156,201,224        20,233,003       $ 479,520,188
Shares issued to shareholders in
  reinvestment of distributions       1,293,267          26,848,305         1,381,062          31,331,723
Shares reacquired                    (8,214,755)       (172,228,896)      (19,007,594)       (452,337,143)
                                    -----------       -------------       -----------       -------------
    Net increase                        621,773       $  10,820,633         2,606,471       $  58,514,768
                                    ===========       =============       ===========       =============

Class B shares
                                    SIX MONTHS ENDED APRIL 30, 2001           YEAR ENDED OCTOBER 31, 2000
                                   --------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           1,191,895       $  24,324,146         3,655,493       $  85,008,218
Shares issued to shareholders in
  reinvestment of distributions         776,226          15,967,176           921,996          20,707,480
Shares reacquired                    (1,709,025)        (34,662,947)       (4,153,265)        (96,525,404)
                                    -----------       -------------       -----------       -------------
    Net increase                        259,096       $   5,628,375           424,224       $   9,190,294
                                    ===========       =============       ===========       =============

Class C shares
                                    SIX MONTHS ENDED APRIL 30, 2001           YEAR ENDED OCTOBER 31, 2000
                                   --------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             739,507       $  15,055,538         1,879,893       $  43,109,511
Shares issued to shareholders in
  reinvestment of distributions         150,152           3,033,426           155,064           3,426,910
Shares reacquired                      (838,757)        (17,076,748)       (1,637,241)        (37,729,975)
                                    -----------       -------------       -----------       -------------
    Net increase                         50,902       $   1,012,216           397,716       $   8,806,446
                                    ===========       =============       ===========       =============

Class I shares
                                    SIX MONTHS ENDED APRIL 30, 2001           YEAR ENDED OCTOBER 31, 2000
                                   --------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              19,228       $     392,107           185,057       $   4,417,607
Shares issued to shareholders in
  reinvestment of distributions           7,336             153,037             3,029              68,976
Shares reacquired                       (13,761)           (285,847)         (123,810)         (2,969,159)
                                    -----------       -------------       -----------       -------------
    Net increase                         12,803       $     259,297            64,276       $   1,517,424
                                    ===========       =============       ===========       =============

Class J shares
                                    SIX MONTHS ENDED APRIL 30, 2001           YEAR ENDED OCTOBER 31, 2000
                                   --------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              99,772       $   2,011,305           966,052       $  22,910,731
Shares reacquired                      (167,303)         (3,331,300)          (80,257)         (1,876,099)
                                    -----------       -------------       -----------       -------------
    Net increase (decrease)             (67,531)      $  (1,319,995)          885,795       $  21,034,632
                                    ===========       =============       ===========       =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended April 30, 2001, was $3,537. The fund had no borrowings during the period.

MFS(R) GLOBAL EQUITY FUND

TRUSTEES                                                 ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                    Mark E. Bradley*
                                                         Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac               Laura F. Healy*
Surgery, Brigham and Women's Hospital;                   Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                         SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief              Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.               ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Abby M. O'Neill+ - Private Investor
                                                         CUSTODIAN
Walter E. Robb, III+ - President and Treasurer,          State Street Bank and Trust Company
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting            INVESTOR INFORMATION
Group, Inc. (office services)                            For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Arnold D. Scott* - Senior Executive                      kit, call toll free: 1-800-637-2929 any
Vice President, Director, and Secretary,                 business day from 9 a.m. to 5 p.m. Eastern time
MFS Investment Management                                (or leave a message anytime).

Jeffrey L. Shames* - Chairman and Chief                  INVESTOR SERVICE
Executive Officer, MFS Investment Management             MFS Service Center, Inc.
                                                         P.O. Box 2281
J. Dale Sherratt+ - President, Insight                   Boston, MA 02107-9906
Resources, Inc. (acquisition planning
specialists)                                             For general information, call toll free:
                                                         1-800-225-2606 any business day from
Ward Smith+ - Former Chairman (until 1994),              8 a.m. to 8 p.m. Eastern time.
NACCO Industries (holding company)
                                                         For service to speech- or hearing-impaired
INVESTMENT ADVISER                                       individuals, call toll free: 1-800-637-6576 any
Massachusetts Financial Services Company                 business day from 9 a.m. to 5 p.m. Eastern
500 Boylston Street                                      time. (To use this service, your phone must be
Boston, MA 02116-3741                                    equipped with a Telecommunications Device for
                                                         the Deaf.)
DISTRIBUTOR
MFS Fund Distributors, Inc.                              For share prices, account balances, exchanges,
500 Boylston Street                                      or stock and bond outlooks, call toll free:
Boston, MA 02116-3741                                    1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                                       WORLD WIDE WEB
                                                         www.mfs.com
PORTFOLIO MANAGER
David R. Mannheim*

TREASURER
James O. Yost*


+ Independent Trustee
* MFS Investment Management

MFS(R) GLOBAL EQUITY FUND                                           ------------
                                                                      PRSRT STD
[Logo] M F S(R)                                                     U.S. POSTAGE
INVESTMENT MANAGEMENT                                                   PAID
                                                                         MFS
500 Boylston Street                                                 ------------
Boston, MA 02116-3741






(c)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                            MWE-3 06/01 121M 04/204/304/704/804